AlphaCentric Smart Money Fund

Class A: SMRTX Class C: SMRCX Class I: SMRIX

summary PROSPECTUS

August 1, 2015

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://www.alphacentricfunds.com/literature_forms/. You can also get this information at no cost by calling 1-844-ACFUNDS (844-223-8637), emailing info@AlphaCentricFunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, each dated August 1, 2015, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY: AlphaCentric Smart Money Fund

Investment Objective: The Fund's objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 34 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 49 and Waiver of Up-Front Sales Charge on Class A Shares on page 50.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	6.38%	6.38%	6.38%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	7.90%	8.65%	7.65%
Fee Waiver and/or Expense Reimbursement [2]	(6.39)%	(6.39)%	(6.39)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.51%	2.26%	1.26%

1Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding certain expenses including brokerage costs; underlying fund expenses; borrowing costs, such as (a), interest and (b) dividends on securities sold short; taxes; rule 12b-1 fees and, extraordinary expenses) to 1.24% for all share classes through July 31, 2016. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$720	$229	$128
3	$2,217	$1,942	$1,674
5	$3,628	$3,533	$3,138
10	$6,813	$7,027	$6,474
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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal period ended March 31, 2015 was 119% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies that are experiencing significant Smart Money activity, including insider buying by corporate executives, directors or large activist shareholders and corporate events such as share repurchases or spin-offs. Smart Money refers to investments or actions by those considered to be experienced and well-informed. The Fund may invest in stocks of companies of any market capitalization.

The Fund’s Sub-Advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large activist shareholder buying and selling activity as well as corporate events such as share repurchases and spin-offs for its investment decisions. The Sub-Advisor’s research and quantitative back-testing of insider trading and corporate event data over long periods of time has resulted in the development of a proprietary method of analyzing these types of activities that it believes can provide long-term capital appreciation. The underlying thesis is that corporate executives and directors or large activist shareholders know more about the prospects of the company than anybody else.

The Fund’s Sub-Advisor allocates among corporate insider and corporate event activity based on the ability to generate the best risk adjusted returns. Risk adjusted return is a concept that refines an investment's return by measuring how much risk is involved in producing that return. In analyzing corporate insider and corporate event activity to select stocks for the Fund’s portfolio, the Sub-Advisor considers various factors depending on the type of activity.

•	Insider Buying Activity: focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors;

•	Share Repurchase Activity: focuses on alignment between insider trading activity and corporate share repurchase activity, the size of the share repurchase, motivations, firm size, stock price reaction and other factors; and

•	Spin-off Investment Activity: focuses on companies that have announced or completed a spin-off and considers the strategic rationale for the spin-off, motivations, alignment with insider activity, revaluation without conglomerate discount, potential price impact as the result of index rebalancing, spin-off market trends, firm size and other factors.

The Fund’s Sub-Advisor sells stocks when the smart money activity changes (such as when the relevant insider trading trends reverse, when insider activity and share repurchase

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activity no longer align or in the event of significant insider selling) or the position no longer provides the targeted risk adjusted returns.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Manager-of-Managers Order: The Trust, on behalf of the Fund, has received an exemptive order (the "Order") from the SEC that permits the Advisor, with the Trust's Board of Trustees' approval, to enter into or amend sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval.  Shareholders will be notified if and when a new sub-adviser is employed by the Advisor.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

Limited History of Operations. The Fund is a new or relatively new mutual fund and has a limited history of operations for investors to evaluate.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small and Mid Capitalization Stock Risk. To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Performance:

Because the Fund is a new fund and does not yet have a full calendar of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated

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performance information will be available at no cost by calling toll free 1-844-ACFUNDS (844-223-8637).

Advisor: AlphaCentric Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Catalyst Capital Advisors LLC is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: David Miller, Senior Portfolio Manager of the Sub-Advisor, serves as the Fund's Portfolio Manager. Mr. Miller has served the Fund in this capacity since the Fund commenced operations in 2014.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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